VK-Cat II-SUMSUP-1 072012
Summary Prospectus Supplement dated July 20, 2012
The purpose of this supplement is to provide you with changes to the current Summary Prospectuses for Class A, B, C, R and Y shares, as applicable, of the Funds listed below:
Invesco Van Kampen Corporate Bond Fund
Invesco Van Kampen High Yield Municipal Fund
Invesco Van Kampen Municipal Income Fund
Invesco Van Kampen New York Tax Free Income Fund
Invesco Van Kampen Pennsylvania Tax Free Income Fund
Invesco Van Kampen U.S. Mortgage Fund
Effective September 24, 2012, the first breakpoint at which investors may qualify for sales charge discounts will be changed from $50,000 to $100,000 and the maximum sales charge imposed on Class A shares will change from 4.75% to 4.25%.
Effective September 24, 2012, “Van Kampen” is removed from the fund name.
VK-Cat II-SUMSUP-1 072012

VK-SUMSUP-2 072012
Summary Prospectus Supplement dated July 20, 2012
The purpose of this supplement is to provide you with changes to the current Summary Prospectuses for Institutional Class shares of the Funds listed below:

Invesco Van Kampen American Franchise Fund	Invesco Van Kampen Growth and Income Fund
Invesco Van Kampen American Value Fund	Invesco Van Kampen High Yield Municipal Fund
Invesco Van Kampen Comstock Fund	Invesco Van Kampen Mid Cap Growth Fund
Invesco Van Kampen Corporate Bond Fund	Invesco Van Kampen U.S. Mortgage Fund
Invesco Van Kampen Equity and Income Fund	Invesco Van Kampen Value Opportunities Fund
Effective September 24, 2012, Institutional Class shares are renamed Class R5 shares and all references in the Prospectuses to Institutional Class shares are hereby deleted and replaced with Class R5 shares.
Effective September 24, 2012, “Van Kampen” is removed from the fund name.
VK-SUMSUP-2 072012